DEFERRED COMPENSATION AGREEMENT


         THIS AGREEMENT, made this ________ day of ________ by and between THE FIDELITY DEPOSIT & DISCOUNT BANK, Dunmore, Pennsylvania, a banking corporation organized under the laws of the Commonwealth of Pennsylvania (the "Bank") and ______________________ residing in ________________, Pennsylvania (the
"Officer").


                                   WITNESSETH

THAT, in consideration of the Agreements hereinafter contained, the parties hereto agree as follows:


                                    ARTICLE I
                                   EMPLOYMENT

     1.1 The Officer has been employed by the Bank since _________________ and presently serves in the capacity of ________________________________.

     1.2 The Bank agrees to continue to employ the Officer in capacity of____________________________ and the Officer agrees to serve the corporation in that capacity or in such other capacity as the Board of Directors of the Bank (the "Board") may designate from time to time, and continuing until terminated by either party on at least thirty (30) days prior written notice to the other party.

     1.3 During the term of his/her employment, the Officer shall devote all of his time, attention, skill and efforts to the performance of his duties for the Bank.

     1.4 The Bank shall pay the Officer such salary payable biweekly as the Board may from time to time determine, but not less than his present salary.

                                   ARTICLE II
                            DEFERMENT OF COMPENSATION

     2.1 The Officer shall each year designate the amount of his annual compensation which is to be deferred during the following year. He/she shall make his election on the Deferment of Compensation Election Letter attached hereto by inserting the amount, dating the letter and signing it prior to January 1 of the year in which he is to render the services for which he is to be compensated.

     2.2 The deferred portion of the Officer's compensation will not be paid him as it is earned by him. Rather, the Bank shall in equal biweekly installments credit to an account called "Deferred Compensation Account" the amount of the Officer's deferred compensation.

     2.3 There shall be credited to the Deferred Compensation Account, monthly, an additional amount (i.e., in addition to the amount of deferred compensation credited to the Deferred Compensation Account pursuant to Section 2.2 above) equal to interest which would have been earned on the amount in said Deferred Compensation Account if said amount had earned interest, compounded monthly as follows:

     Interest rate to be paid on this account will be ____________________

                                   ARTICLE III

                                  DISTRIBUTIONS

     3.1 At the time designated for distribution the amount credited to the Officer in the Deferred Compensation Account shall be distributed to the Officer or his beneficiary as provided in this Plan.

     3.2 The Officer, or, in the event of his death, a beneficiary properly designated in writing by him, will receive distributions beginning on the first day of the calendar quarter occurring after whichever of the following events occurs to the Officer:

          A. Termination of employment for any reason whatsoever; or

          B. Death of the Officer.

     3.3 Starting with the first year of distribution, Bank shall make distribution in five (5) annual installments. The amount of such installments shall be one-fifth (1/5) of the fair market value of the Deferred Compensation Account as determined on the anniversary date of distribution in the first year, one-fourth (1/4) of the fair market value of the Deferred Compensation Account as determined on the anniversary date of distribution in the second year, etc., until distribution of an amount equal to the fair market value of the Deferred Compensation Account has been completed.

     3.4 However, should the Officer attain the retirement age while still employed by the Bank, the Officer shall begin minimum distributions on a monthly basis. The amount of the distributions will be determined by the Board of Directors based upon the Deferred Compensation Account balance at the time of qualification.

     3.5 In the event the Officer shall die prior to receiving any payments under Section 3.3 above, or before the five (5) annual payments are made, the unpaid balance will continue to be paid in installments for the unexpired portion of such five (5) year period to his designated beneficiary in the same manner as set forth above.

     3.6 The Officer shall designate his beneficiary on the beneficiary designation form attached hereto. The Officer reserves the right to change said beneficiary at any time. If no beneficiary shall have been designated, or if no designated beneficiary shall survive the Officer, the unpaid balance shall be paid in installments to the Officer's spouse if living, otherwise to the officer's children - per stirpes; otherwise to the Officer's executor or administrator in a lump sum.


                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

     4.1 Nothing contained in this agreement and no action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Officer and his designated beneficiary or any other person.

     4.2 Any compensation deferred under the provisions of this Agreement, and interest credited thereto under Section 2.3 shall continue for all purposes to be a part of the general funds of the Bank. To the extent that any person requires a right to receive payments from the Bank under this Agreement, such rights shall be no greater than the right of an unsecured general creditor of the Bank.

     4.3 Nothing contained herein shall be construed as conferring upon the Officer the right to continue in the employee of the Bank in any capacity.

     4.4 The interest of the Officer and any beneficiary designated by him under this Agreement shall not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind.


     4.5 The Board shall have full power and authority to interpret, construe and administer this Agreement and the Board's interpretations and construction thereof, and actions thereunder, shall be binding and conclusive on all persons for all purposes. The Board, in its discretion, may appoint a Committee of not less than three (3) Directors to administer this Agreement.

     4.6 This Agreement shall be binding upon and inure to the benefit of the Bank, its successors and assigns and the Officer and his heirs, executors, administrators and legal representatives.

     4.7 This Agreement shall be construed in accordance with and governed by the law of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed by its duly authorized officers and the Officer has hereunto set his hand and seal as of the date first above written.

                                        The Fidelity Deposit and Discount Bank

ATTEST:


                                        By:
--------------------------------------     -------------------------------------
              Secretary                                 President


                                        ----------------------------------------
                                                       Participant

                    DEFERMENT OF COMPENSATION ELECTION LETTER

To the Board of Directors:

     In accordance with the Deferred Compensation Agreement entered into between THE FIDELITY DEPOSIT AND DISOCUNT BANK and ________________________

Dated _______________,_______________, I hereby request to defer receipt of compensation earned by me for services rendered in the respective calendar years specified below. I will make the election each year by inserting the amount to be deferred and affix my signature thereto prior to January 1 of the year in which I will render services for which I am to be compensated.


                       AMOUNT TO                 DATE
YEAR                   BE DEFERRED               SIGNED              SIGNATURE
----                   -----------               ------              ---------

BENEFICIARY DESIGNATION FOR DEFERMENT OF COMPENSATION

     I hereby designate the following as death beneficiaries under Section 3.5 of the Deferred Compensation Agreement between THE FIDELITY DEPOSIT AND DISCOUNT BANK and __________________________________.



     1. My primary beneficiary is:

        Name:


        Address:

     2. My contingent beneficiary is:





Dated:
      ---------------------------------


                                               ---------------------------------
                                                           Signature